UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 2013


                                Guar Global Ltd.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-52929                  95-0540833
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

407 E. Louisiana Street McKinney, Texas                          75069-4233
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (214) 380-9677

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 1.01 OTHER EVENTS

APPROVAL OF EQUITY INCENTIVE PLAN

On November 26, 2013, the Board approved Guar Global Ltd.'s (the "Company") 2013 Equity Incentive Plan (the "2013 Equity Plan"). The expiration date of the plan is November 26, 2023 and the total number of shares of the Company's common stock available for grant to employees, directors and consultants of the Company under the plan is 11,800,000 shares.

The 2013 Equity Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                   Exhibit Description
-----------                   -------------------

   10.1           Guar Global Ltd. 2013 Equity Incentive Plan

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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GUAR GLOBAL LTD.


Date: December 9, 2013                       By: /s/ Michael C. Shores
                                                --------------------------------
                                             Name:  Michael C. Shores
                                             Title: Chief Executive Officer


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